UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2005

FIRST CAPITAL BANCORP, INC.
(Exact name of registrant as specified in charter)

Georgia	000-23991	58-2362335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Holcomb Bridge Road, N.W., Suite A, Norcross, GA 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (888) 921-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2 (b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operations and Financial Condition.

On October 28, 2005, First Capital Bancorp, Inc. (the “Company”) issued a press release regarding its financial results for the nine months ended September 30, 2005. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits
	99.1	Press Release for First Capital Bancorp, Inc., dated October 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Dated: October 28, 2005
By: /s/ William R. Blanton

Name: William R. Blanton
Title: Vice Chairman, Chief Operating Officer,
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release for First Capital Bancorp, Inc., dated October 28, 2005.